                                SUB-ITEM 77Q1(a)

A copy of Registrant's Trust Instrument, Exhibit (a)(2) to the Registrant's Registration Statement on Form N-1A, is incorporated by reference as filed via EDGAR in Post-Effective Amendment No. 2 on November 29, 2013, accession number 0001435109-13-000537.